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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2006

SIRVA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31902 (Commission File Number)	52-2070058 (IRS Employer Identification No.)

700 Oakmont Lane
Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code): (630) 570-3000

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        On January 23, 2006, SIRVA, Inc. ("SIRVA") entered into an employment agreement, dated as of January 23, 2006, with Eryk J. Spytek, SIRVA's new Senior Vice President, General Counsel and Secretary. Mr. Spytek's appointment is effective February 13, 2006.

        Under the employment agreement, Mr. Spytek will receive an annual base salary of $245,000, with a maximum annual cash bonus opportunity of up to 75% of his base salary. For his first year of employment, Mr. Spytek will receive a guaranteed bonus of $91,875. In addition, SIRVA has agreed to grant Mr. Spytek (1) non-qualified stock options, which vest ratably over four years, to purchase 30,000 shares of SIRVA's common stock and (2) 20,000 restricted shares of SIRVA's common stock, which vest ratably over five years, as equity compensation under the employment agreement, in each case subject to approval of the compensation committee of SIRVA's board of directors. Mr. Spytek also is entitled to participate in all health, welfare and other benefits available to SIRVA's executives, including a $12,000 annual car allowance and personal financial consulting.

        The employment agreement also provides that if SIRVA terminates Mr. Spytek's employment without cause, SIRVA will pay to Mr. Spytek, as severance, a pro rata portion of his bonus and will continue paying his base salary and health benefits for the period ending on the earlier of (a) twelve months after his termination date or (b) the date Mr. Spytek accepts new employment with a base salary equal to or greater than 80% of his base salary; provided that if his termination occurs within two years following a change of control, as defined in the employment agreement, SIRVA will pay Mr. Spytek a cash payment equal to his base salary under the employment agreement. These payments are subject to Mr. Spytek's execution of a general release of claims in form and substance satisfactory to SIRVA.

        A copy of the employment agreement with Mr. Spytek is included herein as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On January 24, 2006, Ralph A. Ford announced his retirement at the end of February 2006 as SIRVA's Senior Vice President, General Counsel and Secretary. Mr. Ford will be succeeded by Eryk J. Spytek, who will become SIRVA's Senior Vice President, General Counsel and Secretary, effective February 13, 2006. The description of the material terms of Mr. Spytek's employment agreement are set forth in Item 1.01 above and are incorporated herein by reference.

        A copy of SIRVA's press release, dated January 24, 2006, which announced this matter, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(a)
Financial Statements of Business Acquired.

Not applicable.

(b)
Pro Forma Financial Information.

Not applicable.

(c)
Exhibits

10.1	Employment Agreement, dated as of January 23, 2006, between SIRVA, Inc. and Eryk J. Spytek.
99.1	Press release, dated January 24, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.
Date: January 27, 2006
	By:	/s/ RALPH A. FORD
	Name:	Ralph A. Ford
	Title:	Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit	Description
10.1	Employment Agreement, dated as of January 23, 2006, between SIRVA, Inc. and Eryk J. Spytek.
99.1	Press release, dated January 24, 2006.

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index